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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File No. 33-91578.

                                       ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
   May 31, 1996                        /s/ Arthur Andersen LLP